UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2015

MUFG Americas Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-15081	94-1234979
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas
New York, New York 10020
(Address of principal executive offices) (Zip Code)

Tel. (212) 782-5911
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 16, 2015, MUFG Americas Holdings Corporation and its principal subsidiary, MUFG Union Bank, N.A., issued a press release, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. Press Release dated March 16, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 16, 2015
MUFG AMERICAS HOLDINGS CORPORATION

By:     /s/ Michael F. Coyne
Michael F. Coyne
General Counsel
(Duly Authorized Officer)

EXHIBIT INDEX

99.1	Joint MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. Press Release dated March 16, 2015.